UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	Prudential Short Duration High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	5/31/2016

Date of reporting period:	11/30/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS

CLOSED-END FUNDS

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

SEMIANNUAL REPORT • NOVEMBER 30, 2015

Objective

High level of current income

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 2015, were not audited and, accordingly, no auditor’s opinion is expressed on them.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2016

Dear Shareholder:

We hope you find the semiannual report for the Prudential Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the six-month period that ended November 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Fund, Inc.

Prudential Short Duration High Yield Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments*. The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by Standard & Poor’s Ratings Services (S&P) and Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PGIM to be of comparable quality.

Performance Snapshot as of 11/30/15
Price Per Share	Total Return For Six Months Ended 11/30/15
$16.79 (NAV)	–	2.01%
$14.38 (Market Price)	–	4.34%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Key Fund Statistics as of 11/30/15
Duration	2.7 years	Average Maturity	3.5 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

2	Visit our website at www.prudentialfunds.com

Credit Quality expressed as a percentage of total investments as of 11/30/15
BBB	3.6%
BB	47.3
B	40.8
CCC	5.7
Cash/Cash Equivalents	2.6
Total Investments	100.0%

Source: PGIM

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. Credit ratings are subject to change.

Yield and Dividends as of 11/30/15
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 11/30/15
$0.698	$0.11	9.18%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of November 30, 2015.

Prudential Short Duration High Yield Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

For the six-month reporting period that ended November 30, 2015, the Prudential Short Duration High Yield Fund returned –4.34% on market price and –2.01% based on NAV. For the same period, the Lipper High Current Yield Funds (Leveraged) Average returned –7.80% and the Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index (the Index) returned –4.54%. All returns reflect reinvestment of dividends. Please note that Lipper performance returns are based on each fund’s NAV.

What were conditions like in the short-term US high yield corporate bond market?

•

High yield corporate bonds struggled at the beginning of the reporting period, pressured by volatile oil prices, concerns about Federal Reserve (Fed) interest rate hikes, and uncertainty surrounding Greece’s debt problems.

•

In the third quarter of 2015, high yield bond prices declined, as spreads—the amount of extra yield that high yield bonds provide over similar-duration US Treasury securities—widened. Worries about slowing economic growth in China and falling commodity prices weighed on investor sentiment.

•

During October, the high yield bond market rebounded sharply, resulting in its first positive monthly return since May and its largest monthly gain in two years. A weak jobs report drove speculation that the Fed would delay a rate increase, which provided a boost to riskier asset classes. Better than expected corporate earnings, respectable economic data from China, and further monetary policy accommodation from non-US central banks also contributed to the improved mood.

•

In November, high yield bonds erased most of their October gains, posting their fifth monthly decline of the reporting period. The sell-off was driven by anticipation about a potential Fed rate hike in December, persistent commodity price weakness, and rising risks in a number of non-commodity related sectors such as cable, telecom, health care and retail.

•	For the period as a whole, higher quality, shorter duration high yield bonds (as represented by the Fund’s Index) outperformed the broader high yield market.

•	According to Lipper, domestic high yield fund flows were negative with $3.5 billion of investment outflows year-to-date.

•	New issuance declined. Volume totaled $289 billion in the year-to-date through November, down 17% from the same period in 2014.

•	The US speculative grade default rate, as measured by the Moody’s issuer default rate, rose from 1.94% at the beginning of the period to 2.98% at the end of the period.

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What strategies proved most beneficial to the Fund’s performance?

•	The Fund benefited from effective sector and issue selection during the reporting period.

•

Within the Fund’s sector allocation, a large underweight position versus the Index in the upstream energy sector was the biggest positive contributor to performance. (The upstream energy sector generally refers to companies engaged in energy exploration and production.)

•

Overweight positions versus the Index in the technology; gaming, lodging, and leisure; building materials and home construction; health care and pharmaceutical; and cable and satellite sectors also added to the Fund’s returns during the period.

•	Investments in the transportation and environmental services, technology, paper and packaging, and upstream energy sectors contributed positively to the Fund’s relative results.

•

The Fund benefited from its lack of exposure to certain issuers within the energy sector. More specifically, the Fund did not own upstream energy names Linn Energy, Chesapeake Energy, Sandridge Energy, and Energy XXI, all of which performed poorly during the reporting period. Underweight positions in transportation and environmental services company Abengoa Yield and in metals and mining name United States Steel also bolstered returns.

What strategies detracted most from the Fund’s performance?

•	The Fund’s performance was hurt by its underweight positions in the banking, financials, and telecommunications sectors.

•	Issue selection in the health care and pharmaceutical; gaming, lodging and leisure and retailers and restaurants sectors detracted modestly from performance.

•

The Fund’s performance was hampered by its overweight positions in metals and mining companies Murray Energy Holdings and Berau Coal. Lack of exposure to banking names Ally Financial and Royal Bank of Scotland also dampened results.

How did the Fund’s leverage strategy affect its performance?

•	The Fund’s use of borrowing (leverage) detracted from returns as a result of the negative performance of the holdings as well as the cost of borrowing.

•	As of November 30, 2015, the Fund had borrowed $200 million and was about 26.4% leveraged. During the reporting period, the average amount of leverage used by the Fund was approximately 26.2%.

Prudential Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview (continued)

Benchmark Definitions

Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index

The Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index is an unmanaged index which represents performance of US higher-rated short duration high yield bonds.

Source: Barclays.

Lipper High Current Yield Funds (Leveraged) Average

The Lipper High Current Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 35 funds in the Closed-End High Current Yield Funds (Leveraged) category.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

6	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of November 30, 2015 (Unaudited)

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 130.3%

BANK LOANS(a) 3.1%

Chemicals 1.2%
Axalta Coating Systems US Holdings	3.750%	02/01/20	897	$888,140
MacDermid, Inc.	4.500	06/07/20	3,250	3,153,312
MacDermid, Inc.	5.500	06/07/20	2,450	2,381,094

				6,422,546

Gaming 0.3%
MGM Resorts International	3.500	12/20/19	1,945	1,932,358

Metals 0.5%
Murray Energy Corp.	7.500	04/16/20	3,990	2,678,287

Technology 0.7%
BMC Software Finance, Inc.	5.000	09/10/20	2,238	1,937,156
Kronos, Inc.	9.750	04/30/20	1,865	1,882,491

				3,819,647

Telecommunications 0.4%
Communications Sales & Leasing, Inc.	5.000	10/24/22	2,569	2,392,778

TOTAL BANK LOANS (cost $18,866,735)				17,245,616

CORPORATE BONDS 127.2%

Airlines 2.6%
Continental Airlines, Inc., Pass-Through Trust, Series 2012-3, Class C, Pass-Through Certificates(b)	6.125	04/29/18	10,700	11,074,500
United Airlines, Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates	6.636	07/02/22	3,208	3,424,306

				14,498,806

Auto Manufacturers 0.5%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes	4.500	04/15/20	1,050	1,055,250
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250	11/15/19	1,600	1,632,000

				2,687,250

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	7

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Auto Parts & Equipment 2.6%
American Axle & Manufacturing, Inc.,
Gtd. Notes(b)	5.125%	02/15/19	2,650	$2,683,125
Gtd. Notes	7.750	11/15/19	1,720	1,904,900
Meritor, Inc., Gtd. Notes	6.750	06/15/21	1,200	1,165,500
Schaeffler Holding Finance BV (Germany),
Sr. Sec’d. Notes, PIK, 144A	6.250	11/15/19	1,200	1,269,000
Sr. Sec’d. Notes, PIK, 144A	6.875	08/15/18	6,850	7,081,187
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.000	04/29/20	250	250,938

				14,354,650

Banks 0.8%
CIT Group, Inc., Sr. Unsec’d. Notes(b)	4.250	08/15/17	4,175	4,253,281

Beverages 1.7%
Constellation Brands, Inc.,
Gtd. Notes	3.875	11/15/19	2,025	2,095,875
Gtd. Notes(b)	7.250	09/01/16	3,052	3,166,450
Cott Beverages, Inc. (Canada), Gtd. Notes(b)	6.750	01/01/20	3,875	4,020,312

				9,282,637

Building Materials 4.9%
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A(b)	9.875	04/30/19	5,000	5,312,500
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $9,944,030; purchased 05/14/14 - 07/28/14)(c)(d)	7.500	02/15/19	9,538	9,013,410
US Concrete, Inc., Sr. Sec’d. Notes(b)	8.500	12/01/18	7,675	7,991,594
USG Corp.,
Gtd. Notes, 144A	5.875	11/01/21	1,118	1,173,900
Sr. Unsec’d. Notes	9.750	01/15/18	3,600	4,041,000

				27,532,404

Capital Goods 0.6%
Michael Baker International LLC/CDL Acquisition Company, Inc., Sr. Sec’d. Notes, 144A(b)	8.250	10/15/18	3,575	3,262,188

See Notes to Financial Statements.

8

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals 3.5%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holdings BV, Gtd. Notes, 144A(b)	7.375%	05/01/21	11,626	$12,352,625
Chemtura Corp., Gtd. Notes	5.750	07/15/21	1,000	1,005,000
Hexion, Inc., Sr. Sec’d. Notes	8.875	02/01/18	1,190	782,425
Kissner Milling Co., Ltd. (Canada), Sr. Sec’d. Notes, 144A (original cost $3,650,210; purchased 05/15/14 - 06/18/15)(c)(d)	7.250	06/01/19	3,601	3,601,000
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A(b)	6.500	04/15/21	1,655	1,642,587

				19,383,637

Coal 0.3%
Berau Capital Resources Pte. Ltd. (Indonesia), Sr. Sec’d. Notes, 144A (original cost $4,249,438; purchased 06/27/12)(c)(d)(e)	12.500	07/08/49	3,850	1,309,000
Peabody Energy Corp., Gtd. Notes(b)	6.000	11/15/18	1,649	381,414

				1,690,414

Commercial Services 7.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(b)	3.074(a)	12/01/17	5,340	5,353,350
Hertz Corp. (The),
Gtd. Notes(b)	4.250	04/01/18	3,875	3,913,750
Gtd. Notes	6.750	04/15/19	925	943,500
Gtd. Notes(b)	7.500	10/15/18	2,400	2,448,000
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	12/15/17	2,450	2,456,125
Interactive Data Corp., Gtd. Notes, 144A(b)	5.875	04/15/19	7,400	7,548,000
Laureate Education, Inc., Gtd. Notes, 144A	10.000	09/01/19	3,875	2,964,375
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A(b)	7.000	05/15/18	7,474	7,548,740
Service Corp. International, Sr. Unsec’d. Notes(b)	7.625	10/01/18	5,403	6,078,375

				39,254,215

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	9

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Computers 0.6%
SunGard Data Systems, Inc., Gtd. Notes	7.375%	11/15/18	3,288	$3,348,631

Distribution/Wholesale 2.3%
Brightstar Corp.,
Gtd. Notes, 144A (original cost $7,307,125; purchased 04/27/12 - 11/14/14)(c)(d)	9.500	12/01/16	6,900	6,917,250
Sr. Unsec’d. Notes, 144A (original cost $3,193,501; purchased 07/26/13 -10/23/13)(c)(d)	7.250	08/01/18	3,100	3,270,500
HD Supply, Inc., Gtd. Notes	11.500	07/15/20	2,500	2,825,000

				13,012,750

Diversified Financial Services 4.1%
CoreLogic, Inc., Gtd. Notes(b)	7.250	06/01/21	4,777	4,968,080
Denali Borrower LLC/Denali Finance Corp., Sr. Sec’d. Notes, 144A	5.625	10/15/20	1,850	1,961,148
International Lease Finance Corp.,
Sr. Unsec’d. Notes(b)	3.875	04/15/18	1,350	1,361,812
Sr. Unsec’d. Notes	6.250	05/15/19	600	645,090
Sr. Unsec’d. Notes(b)	8.875	09/01/17	4,000	4,380,000
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	1,050	987,000
Navient Corp.,
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	425	431,375
Sr. Unsec’d. Notes, MTN(b)	8.450	06/15/18	3,650	3,830,675
OneMain Financial Holdings, Inc., Gtd. Notes, 144A(b)	6.750	12/15/19	4,400	4,609,000

				23,174,180

Electric 4.0%
AES Corp., Sr. Unsec’d. Notes	7.375	07/01/21	1,250	1,287,500
DPL, Inc.,
Sr. Unsec’d. Notes	6.500	10/15/16	271	275,742
Sr. Unsec’d. Notes	7.250	10/15/21	3,350	3,316,500
Dynegy, Inc., Gtd. Notes(b)	6.750	11/01/19	5,375	5,250,730
GenOn Energy, Inc.,
Sr. Unsec’d. Notes	7.875	06/15/17	750	710,625
Sr. Unsec’d. Notes	9.500	10/15/18	2,625	2,323,125

See Notes to Financial Statements.

10

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Mirant Mid Atlantic LLC, Pass-Through Trust, Series B, Pass-Through Certificates	9.125%	06/30/17	461	$469,975
NRG Energy, Inc., Gtd. Notes(b)	7.625	01/15/18	6,850	7,124,000
NRG REMA LLC,
Series B, Pass-Through Certificates(c)	9.237	07/02/17	496	517,759
Series C, Pass-Through Certificates(b)	9.681	07/02/26	1,100	1,122,000

				22,397,956

Electrical Components & Equipment 0.8%
Anixter, Inc., Gtd. Notes(b)	5.625	05/01/19	1,500	1,586,250
International Wire Group Holdings, Inc., Sec’d. Notes, 144A(b)	8.500	10/15/17	1,000	1,040,000
WireCo WorldGroup, Inc., Gtd. Notes(b)	9.500	05/15/17	2,350	1,979,875

				4,606,125

Entertainment 7.8%
CCM Merger, Inc., Gtd. Notes, 144A (original cost $3,999,595; purchased 09/04/13 - 11/17/15)(c)(d)	9.125	05/01/19	3,818	4,008,900
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes(b)	5.250	03/15/21	4,350	4,458,750
Cinemark USA, Inc., Gtd. Notes	7.375	06/15/21	2,322	2,438,100
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(b)	4.375	11/01/18	3,775	3,874,094
Isle of Capri Casinos, Inc., Gtd. Notes(b)	8.875	06/15/20	5,250	5,617,500
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $4,651,513; purchased 07/30/13 - 08/25/15)(b)(c)(d)	5.000	08/01/18	4,550	4,601,187
National CineMedia LLC,
Sr. Sec’d. Notes	6.000	04/15/22	1,310	1,355,850
Sr. Unsec’d. Notes	7.875	07/15/21	1,500	1,560,000
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A	8.375	02/15/18	4,000	4,110,000
Penn National Gaming, Inc., Sr. Unsec’d. Notes	5.875	11/01/21	1,550	1,542,250
Pinnacle Entertainment, Inc.,
Gtd. Notes	7.500	04/15/21	1,050	1,106,438
Gtd. Notes(b)	8.750	05/15/20	4,481	4,682,645

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	11

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Scientific Games Corp., Gtd. Notes(b)	8.125%	09/15/18	5,075	$4,034,625

				43,390,339

Environmental Control 0.1%
Clean Harbors, Inc., Gtd. Notes	5.250	08/01/20	850	861,815

Food 3.2%
Bertin SA/Bertin Finance Ltd. (Brazil), Gtd. Notes, 144A	10.250	10/05/16	1,300	1,356,875
Diamond Foods, Inc., Gtd. Notes, 144A	7.000	03/15/19	5,000	5,187,500
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20	2,000	2,070,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $3,784,375; purchased 06/17/14)(b)(c)(d)	7.250	06/01/21	3,500	3,640,000
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000	11/01/19	2,900	3,074,000
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A(b)	5.250	08/01/18	2,300	2,337,375

				17,665,750

Food Service 0.2%
ARAMARK Services, Inc., Gtd. Notes	5.750	03/15/20	950	988,000

Forest Products & Paper 0.8%
Smurfit Kappa Acquisitions (Ireland), Gtd. Notes, 144A	4.875	09/15/18	3,450	3,579,375
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A	9.000	12/15/19	1,575	1,189,125

				4,768,500

Gas 0.3%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	6.500	05/20/21	1,725	1,746,563

Healthcare—Products 1.6%
ConvaTec Finance International SA (Luxembourg), Gtd. Notes, PIK, 144A	8.250	01/15/19	1,235	1,206,447

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare—Products (cont’d.)
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500%	12/15/18	4,115	$4,176,725
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	4.875	04/15/20	3,775	3,416,375

				8,799,547

Healthcare—Services 6.7%
CHS/Community Health Systems, Inc., Gtd. Notes(b)	8.000	11/15/19	10,950	11,086,875
HCA, Inc.,
Gtd. Notes(b)	8.000	10/01/18	1,855	2,082,237
Sr. Sec’d. Notes(b)	3.750	03/15/19	3,075	3,105,750
Sr. Sec’d. Notes	4.250	10/15/19	1,625	1,653,438
Kindred Healthcare, Inc., Gtd. Notes	8.000	01/15/20	5,150	4,815,250
Select Medical Corp., Gtd. Notes	6.375	06/01/21	3,000	2,422,500
Tenet Healthcare Corp.,
Sr. Sec’d. Notes(b)	6.250	11/01/18	5,400	5,697,000
Sr. Unsec’d. Notes	5.000	03/01/19	5,700	5,486,250
Sr. Unsec’d. Notes	8.000	08/01/20	1,000	1,015,000

				37,364,300

Home Builders 8.1%
Beazer Homes USA, Inc.,
Gtd. Notes	5.750	06/15/19	3,450	3,260,250
Sr. Sec’d. Notes(b)	6.625	04/15/18	7,275	7,402,312
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20	2,765	2,682,050
CalAtlantic Group, Inc.,
Gtd. Notes(b)	8.375	05/15/18	4,200	4,725,000
Gtd. Notes(b)	10.750	09/15/16	3,225	3,434,625
D.R. Horton, Inc., Gtd. Notes(b)	4.750	05/15/17	3,000	3,075,000
KB Home,
Gtd. Notes(b)	4.750	05/15/19	4,500	4,410,000
Gtd. Notes	7.250	06/15/18	2,000	2,115,000
Lennar Corp.,
Gtd. Notes(b)	4.500	06/15/19	2,600	2,671,500
Gtd. Notes	4.500	11/15/19	1,000	1,025,000
Gtd. Notes(b)	4.750	12/15/17	5,075	5,227,250
M/I Homes, Inc., Gtd. Notes, 144A	6.750	01/15/21	2,075	2,080,188

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	13

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Toll Brothers Finance Corp.,
Gtd. Notes	4.000%	12/31/18	400	$414,000
Gtd. Notes(b)	8.910	10/15/17	1,600	1,788,000
William Lyon Homes, Inc., Gtd. Notes	8.500	11/15/20	850	905,250

				45,215,425

Household Products/Wares 0.7%
Jarden Corp., Gtd. Notes(b)	7.500	05/01/17	3,750	4,017,188

Housewares 0.4%
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.625	12/15/20	2,000	2,069,400

Internet 1.0%
Ancestry.com, Inc., Gtd. Notes	11.000	12/15/20	2,800	3,038,000
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	10.125	07/01/20	2,254	2,445,590

				5,483,590

Iron/Steel 2.8%
AK Steel Corp., Sr. Sec’d. Notes(b)	8.750	12/01/18	3,641	3,094,850
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes(a)	5.500	02/25/17	3,550	3,515,032
Sr. Unsec’d. Notes(a)	6.250	08/05/20	2,000	1,777,500
Sr. Unsec’d. Notes(a)	6.500	03/01/21	950	828,875
Sr. Unsec’d. Notes(a)	10.850	06/01/19	5,000	5,300,000
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes(c)	5.950	01/15/18	1,300	568,750
United States Steel Corp., Sr. Unsec’d. Notes	7.000	02/01/18	1,000	620,000

				15,705,007

Leisure Time 0.5%
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A	4.625	11/15/20	1,725	1,729,313
Sr. Unsec’d. Notes, 144A	5.250	11/15/19	1,200	1,233,000

				2,962,313

Lodging 3.6%
Boyd Gaming Corp., Gtd. Notes	9.000	07/01/20	1,864	1,994,480

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Lodging (cont’d.)
MGM Resorts International,
Gtd. Notes(b)	8.625%	02/01/19	6,280	$7,140,234
Gtd. Notes(b)	10.000	11/01/16	7,000	7,485,660
Station Casinos LLC, Gtd. Notes	7.500	03/01/21	3,516	3,726,960

				20,347,334

Machinery—Construction & Mining 0.4%
NCSG Crane & Heavy Haul Services, Inc. (Canada), Sec’d. Notes, 144A(b)	9.500	08/15/19	1,750	857,500
Terex Corp., Gtd. Notes	6.500	04/01/20	1,500	1,492,500

				2,350,000

Machinery—Diversified 1.5%
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $1,304,250; purchased 03/21/14 - 10/06/14)(b)(c)(d)	8.750	12/15/19	1,200	1,164,000
CNH Industrial America LLC (United Kingdom), Gtd. Notes	7.250	01/15/16	1,810	1,816,788
CNH Industrial Capital LLC, Gtd. Notes(b)	4.375	11/06/20	1,900	1,843,000
SPX FLOW, Inc., Gtd. Notes	6.875	09/01/17	3,600	3,807,000

				8,630,788

Media 11.4%
AMC Networks, Inc., Gtd. Notes(b)	7.750	07/15/21	8,815	9,370,698
Cablevision Systems Corp.,
Sr. Unsec’d. Notes(b)	7.750	04/15/18	2,250	2,340,000
Sr. Unsec’d. Notes(b)	8.625	09/15/17	5,200	5,486,000
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $3,812,250; purchased 06/26/14 - 08/04/14)(b)(c)(d)	7.500	08/15/19	3,800	3,790,500
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes(b)	6.500	04/30/21	4,500	4,706,235
Gtd. Notes(b)	7.000	01/15/19	4,648	4,752,580
Gtd. Notes	7.375	06/01/20	4,000	4,170,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375	09/15/20	1,920	1,876,800
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes	7.625	03/15/20	215	205,325

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	15

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp.,
Gtd. Notes(b)	4.250%	04/01/18	4,590	$4,567,050
Gtd. Notes	4.625	07/15/17	2,000	2,040,000
Gtd. Notes(b)	7.875	09/01/19	1,000	1,077,500
Entercom Radio LLC, Gtd. Notes	10.500	12/01/19	4,000	4,170,000
Harron Communications LP/Harron Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $8,110,275; purchased 04/14/15 - 06/24/15)(b)(c)(d)	9.125	04/01/20	7,406	7,841,102
Numericable Group SA (France), Sr. Sec’d. Notes, 144A(b)	4.875	05/15/19	4,655	4,643,363
TEGNA, Inc., Gtd. Notes	5.125	10/15/19	650	676,000
Univision Communications, Inc., Gtd. Notes, 144A (original cost $1,770,711; purchased 08/26/15 - 09/08/15)(b)(c)(d)	8.500	05/15/21	1,690	1,757,600

				63,470,753

Mining 2.1%
Alamos Gold, Inc. (Canada), Sec’d. Notes, 144A(b)	7.750	04/01/20	1,500	1,402,500
Alcoa, Inc., Sr. Unsec’d. Notes(b)	6.750	07/15/18	3,000	3,226,860
Kaiser Aluminum Corp., Gtd. Notes	8.250	06/01/20	1,200	1,270,500
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A(b)	7.500	11/01/20	4,525	4,406,219
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000	04/15/20	1,325	1,232,250

				11,538,329

Miscellaneous Manufacturing 1.5%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	7.500	03/15/18	2,875	2,860,625
Koppers, Inc., Gtd. Notes(b)	7.875	12/01/19	5,494	5,452,795

				8,313,420

Oil & Gas 1.9%
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes(b)	9.375	05/01/20	1,200	1,020,000
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A	7.250	12/12/21	1,500	468,750

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	5.500%	08/01/20	850	$860,625
Tesoro Corp., Gtd. Notes(b)	4.250	10/01/17	3,675	3,757,687
Whiting Canadian Holding Co. ULC, Gtd. Notes(b)	8.125	12/01/19	3,050	3,184,200
WPX Energy, Inc., Sr. Unsec’d. Notes	7.500	08/01/20	1,525	1,437,313

				10,728,575

Oil & Gas Services 0.4%
PHI, Inc., Gtd. Notes	5.250	03/15/19	1,225	1,044,570
SESI LLC, Gtd. Notes	6.375	05/01/19	1,165	1,132,962

				2,177,532

Packaging & Containers 4.9%
AEP Industries, Inc., Sr. Unsec’d. Notes(b)	8.250	04/15/19	5,100	5,214,750
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A	9.125	10/15/20	3,000	3,150,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.250	01/31/19	650	648,375
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II IS (New Zealand), Gtd. Notes, 144A	6.000	06/15/17	1,150	1,144,250
Greif, Inc.,
Sr. Unsec’d. Notes(b)	6.750	02/01/17	1,200	1,251,000
Sr. Unsec’d. Notes(b)	7.750	08/01/19	5,700	6,405,375
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A(b)	9.500	08/15/19	2,525	2,474,500
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,691,125; purchased 11/04/15)(b)(c)(d)	6.500	10/01/21	1,700	1,661,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group LU (New Zealand), Gtd. Notes	9.875	08/15/19	4,000	4,150,000
Sealed Air Corp., Gtd. Notes, 144A	6.500	12/01/20	1,045	1,159,950

				27,259,950

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	17

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pharmaceuticals 3.6%
Allergan, Inc., Gtd. Notes(b)	1.350%	03/15/18	2,240	$2,206,169
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19	3,700	3,723,125
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A(a)(b)	7.500	12/15/20	1,800	1,865,250
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A(b)	5.375	03/15/20	6,875	6,153,125
Gtd. Notes, 144A	6.375	10/15/20	2,200	2,015,750
Gtd. Notes, 144A	6.750	08/15/18	1,991	1,941,225
Gtd. Notes, 144A	7.500	07/15/21	2,250	2,126,430

				20,031,074

Pipelines 0.4%
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $2,144,688; purchased 01/10/13 - 05/02/13)(b)(c)(d)	6.000	01/15/19	2,150	2,128,500

Real Estate Investment Trusts (REITs) 0.4%
DuPont Fabros Technology LP, Gtd. Notes	5.875	09/15/21	596	616,115
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375	02/15/22	1,500	1,560,000

				2,176,115

Retail 3.7%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	6.750	05/20/20	300	307,926
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A	6.125	03/15/20	400	268,000
Sr. Sec’d. Notes, 144A(b)	9.000	03/15/19	4,200	3,171,000
Family Tree Escrow LLC, Gtd. Notes, 144A	5.250	03/01/20	700	724,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	1,300	1,261,000
L Brands, Inc., Gtd. Notes	8.500	06/15/19	975	1,140,750
Landry’s, Inc., Gtd. Notes, 144A (original cost $9,175,031; purchased 05/27/14 - 05/07/15)(b)(c)(d)	9.375	05/01/20	8,475	8,994,094

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Retail (cont’d.)
Petco Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $348,250; purchased 10/04/12)(c)(d)	8.500%	10/15/17		350	$357,000
THOM Europe SAS (France), Sr. Sec’d. Notes, 144A	7.375	07/15/19	EUR	4,000	4,474,685

					20,698,955

Semiconductors 2.4%
Freescale Semiconductor, Inc.,
Sr. Sec’d. Notes, 144A	5.000	05/15/21		1,050	1,085,438
Sr. Sec’d. Notes, 144A	6.000	01/15/22		7,160	7,639,648
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(b)	4.125	06/15/20		4,650	4,632,562

					13,357,648

Software 5.8%
Audatex North America, Inc., Gtd. Notes, 144A	6.000	06/15/21		9,825	9,910,968
Emdeon, Inc., Gtd. Notes(b)	11.000	12/31/19		8,000	8,400,000
First Data Corp.,
Sec’d. Notes, 144A	8.250	01/15/21		2,100	2,194,500
Sr. Sec’d. Notes, 144A	6.750	11/01/20		3,268	3,435,485
Infor U.S., Inc., Sr. Sec’d. Notes, 144A (original cost $1,938,000; purchased 08/11/15 - 08/26/15)(b)(c)(d)	5.750	08/15/20		1,950	1,954,875
MedAssets, Inc., Gtd. Notes(b)	8.000	11/15/18		6,351	6,485,959

					32,381,787

Telecommunications 11.9%
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A(b)	4.625	07/01/17		2,800	2,870,000
Gtd. Notes, 144A(b)	6.750	11/15/20		4,170	4,412,861
Gtd. Notes, 144A	8.875	01/01/20		4,115	4,408,194
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(b)	14.750	12/01/16		4,750	5,290,312
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(b)	6.625	06/01/20		4,355	4,409,437
CommScope, Inc., Sr. Sec’d. Notes, 144A(b)	4.375	06/15/20		3,975	4,004,812

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	19

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625%	01/31/20	750	$801,900
Embarq Corp., Sr. Unsec’d. Notes (original cost $53,015; purchased 04/11/13)(c)(d)	7.082	06/01/16	46	47,152
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125	10/01/18	1,775	1,857,094
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	7.250	04/01/19	6,135	5,356,622
Gtd. Notes	7.250	10/15/20	500	417,500
Level 3 Financing, Inc., Gtd. Notes(b)	7.000	06/01/20	5,000	5,281,250
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18	1,000	1,035,000
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18	2,580	2,786,400
T-Mobile USA, Inc.,
Gtd. Notes	6.542	04/28/20	1,150	1,187,375
Gtd. Notes	6.625	11/15/20	1,000	1,030,000
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999	06/04/18	2,060	2,245,400
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A(b)	6.000	05/15/17	7,000	7,035,000
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250	11/15/21	1,350	1,437,750
UPCB Finance VI Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.875	01/15/22	2,022	2,146,166
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	6.500	04/30/20	2,000	2,100,000
Windstream Services LLC, Gtd. Notes(b)	7.875	11/01/17	6,250	6,515,625

				66,675,850

Transportation 0.8%
XPO Logistics, Inc., Sr. Unsec’d. Notes, 144A(b)	7.875	09/01/19	4,500	4,561,875

TOTAL CORPORATE BONDS (cost $737,324,149)				710,605,346

TOTAL LONG-TERM INVESTMENTS (cost $756,190,884)				727,850,962

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 1.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $9,015,628) (Note 3)(f)	9,015,628	$9,015,628

TOTAL INVESTMENTS 131.9% (cost $765,206,512) (Note 5)		736,866,590
Liabilities in excess of other assets(g) (31.9)%		(178,406,927)

NET ASSETS 100.0%		$558,459,663

The following abbreviations are used in the semi-annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EUR—Euro

GBP—British Pound

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at November 30, 2015.
(b)	Represents security, or a portion thereof, with aggregate value of $404,128,201 segregated as collateral for amount of $200,000,000 borrowed and outstanding as of November 30, 2015. Of such securities, securities in the amount of $163,776,941 have been loaned for which, the amount borrowed serves as collateral. Securities on loan are subject to contractual netting arrangements.
(c)	Indicates a security or securities that have been deemed illiquid.
(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $71,127,382. The aggregate value, $66,057,820, is approximately 11.8% of net assets.
(e)	Represents issuer in default on interest payments and/or principal repayment; Non-income producing security.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	21

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at November 30, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Depreciation
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 12/02/15	JPMorgan Chase	GBP 1,551	$2,337,612	$2,336,514	$(1,098)
Euro,
Expiring 12/02/15	Goldman Sachs & Co.	EUR 4,213	4,482,473	4,450,863	(31,610)

			$6,820,085	$6,787,377	$(32,708)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 12/02/15	JPMorgan Chase	GBP 1,551	$2,375,101	$2,336,514	$38,587
Expiring 02/02/16	JPMorgan Chase	GBP 1,551	2,338,209	2,336,936	1,273
Euro,
Expiring 12/02/15	Goldman Sachs & Co.	EUR 4,213	4,656,835	4,450,863	205,972
Expiring 02/02/16	Goldman Sachs & Co.	EUR 4,213	4,491,110	4,459,801	31,309

			$13,861,255	$13,584,114	$277,141

					$244,433

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

22

The following is a summary of the inputs used as of November 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$17,245,616	$—
Corporate Bonds	—	710,605,346	—
Affiliated Money Market Mutual Fund	9,015,628	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	244,433	—

Total	$9,015,628	$728,095,395	$—

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds
Balance as of 5/31/15	$12,888,346
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	(12,888,346)

Balance as of 11/30/15	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$(12,888,346)	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	23

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2015 were as follows:

Telecommunications	12.3%
Media	11.4
Home Builders	8.1
Entertainment	7.8
Commercial Services	7.0
Healthcare—Services	6.7
Software	5.8
Building Materials	4.9
Packaging & Containers	4.9
Chemicals	4.7
Diversified Financial Services	4.1
Electric	4.0
Retail	3.7
Lodging	3.6
Pharmaceuticals	3.6
Food	3.2
Iron/Steel	2.8
Airlines	2.6
Auto Parts & Equipment	2.6
Semiconductors	2.4
Distribution/Wholesale	2.3
Mining	2.1
Oil & Gas	1.9
Beverages	1.7
Affiliated Money Market Mutual Fund	1.6
Healthcare—Products	1.6
Machinery—Diversified	1.5
Miscellaneous Manufacturing	1.5
Internet	1.0
Forest Products & Paper	0.8
Electrical Components & Equipment	0.8
Transportation	0.8
Banks	0.8
Household Products/Wares	0.7
Technology	0.7
Computers	0.6
Capital Goods	0.6
Leisure Time	0.5
Auto Manufacturers	0.5
Metals	0.5
Machinery—Construction & Mining	0.4
Oil & Gas Services	0.4
Real Estate Investment Trusts (REITs)	0.4
Pipelines	0.4
Housewares	0.4
Gaming	0.3
Gas	0.3
Coal	0.3
Food Service	0.2
Environmental Control	0.1

131.9
Liabilities in excess of other assets	(31.9)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

24

Fair values of derivative instruments as of November 30, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$277,141	Unrealized depreciation on OTC forward foreign currency exchange contracts	$32,708

The effects of derivative instruments on the Statement of Operations for the six months ended November 30, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*
Foreign exchange contracts	$(34,219)

*	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*
Foreign exchange contracts	$293,920

*	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the six months ended November 30, 2015, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)
$6,974,158	$13,908,500

(1)	Value at Settlement Date.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	25

Portfolio of Investments

as of November 30, 2015 (Unaudited) continued

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$237,281	$(31,610)	$—	$205,671
JPMorgan Chase	39,860	(1,098)	—	38,762

	$277,141

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$(31,610)	$31,610	$—	$—
JPMorgan Chase	(1,098)	1,098	—	—

	$(32,708)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

26

Statement of Assets & Liabilities

as of November 30, 2015 (Unaudited)

Assets
Investments at value, including securities on loan of $163,776,941:
Unaffiliated investments (cost $756,190,884)	$727,850,962
Affiliated investments (cost $9,015,628)	9,015,628
Cash	6,833,627
Foreign currency, at value (cost $2,457,873)	2,434,236
Dividends and interest receivable	13,499,169
Receivable for investments sold	4,832,603
Unrealized appreciation on OTC forward foreign currency exchange contracts	277,141
Prepaid expenses	4,670

Total Assets	764,748,036

Liabilities
Loan payable	200,000,000
Payable for investments purchased	5,212,875
Management fee payable	504,315
Loan interest payable	375,691
Accrued expenses and other liabilities	137,349
Unrealized depreciation on OTC forward foreign currency exchange contracts	32,708
Deferred directors’ fees	25,435

Total Liabilities	206,288,373

Net Assets	$558,459,663

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484

633,907,741
Distributions in excess of net investment income	(91,049)
Accumulated net realized loss on investment and foreign currency transactions	(47,232,362)
Net unrealized depreciation on investments and foreign currencies	(28,124,667)

Net assets, November 30, 2015	$558,459,663

Net asset value per share ($558,459,663 ÷ 33,256,724 shares of common stock issued and outstanding)	$16.79

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	27

Statement of Operations

Six Months Ended November 30, 2015 (Unaudited)

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $2,033)	$22,822,734
Affiliated dividend income	12,520
Other income	6,932

Total income	22,842,186

Expenses
Management fee	3,112,911
Loan interest expense	1,079,839
Custodian and accounting fees	45,000
Shareholders’ reports	35,000
Legal fees and expenses	32,000
Directors’ fees	24,000
Audit fee	21,000
Registration fees	17,000
Transfer agent’s fees and expenses	8,000
Insurance expenses	3,000
Miscellaneous	6,961

Total expenses	4,384,711

Net investment income	18,457,475

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(4,733,433)
Foreign currency transactions	(82,103)

(4,815,536)

Net change in unrealized appreciation (depreciation) on:
Investments	(25,416,532)
Foreign currencies	265,678

(25,150,854)

Net loss on investment and foreign currency transactions	(29,966,390)

Net Decrease In Net Assets Resulting From Operations	$(11,508,915)

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended November 30, 2015	Year Ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income	$18,457,475	$39,764,071
Net realized loss on investment and foreign currency transactions	(4,815,536)	(6,951,976)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(25,150,854)	(12,935,914)

Net increase (decrease) in net assets resulting from operations	(11,508,915)	19,876,181

Dividends from net investment income (Note 1)	(23,196,565)	(52,731,862)

Total decrease	(34,705,480)	(32,855,681)

Net Assets:
Beginning of period	593,165,143	626,020,824

End of period(a)	$558,459,663	$593,165,143

(a) Includes undistributed net investment income of:	$—	$4,648,041

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	29

Statement of Cash Flows

For Six Months Ended November 30, 2015 (Unaudited)

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(4,358,565))	$27,966,547
Operating expenses paid	(3,305,387)
Loan interest paid	(714,223)
Purchases of long-term portfolio investments	(203,076,132)
Proceeds from disposition of long-term portfolio investments	191,612,311
Net purchases and sales of short-term investments	(1,996,424)
Decrease in receivable for investments sold	8,643,099
Decrease in payable for investments purchased	(11,571,074)
Increase in prepaid expenses	(3,302)
Net cash paid from foreign currency transactions	(82,103)
Effect of exchange rate changes	(28,242)

Net cash provided from operating activities	7,445,070

Cash flows from financing activities:
Cash dividends paid	(23,321,523)
Decrease in payable to custodian	(38,510)
Increase in borrowing	25,000,000

Net cash used in financing activities	1,639,967

Net increase/(decrease) in cash	9,085,037
Cash at beginning of period, including foreign currency	182,826

Cash at end of period, including foreign currency	9,267,863

Reconciliation of Net Decrease in Net Assets to Net Cash Provided from Operating Activities
Net decrease in net assets resulting from operations	$(11,508,915)

Decrease in investments	(9,101,680)
Net realized loss on investment transactions	4,815,536
Decrease in net unrealized depreciation on investments	25,150,854
Net cash paid from foreign currency transactions	(82,103)
Effect of exchange rate changes	(28,242)
Decrease in interest and dividends receivable	765,796
Decrease in receivable for investments sold	8,643,099
Increase in prepaid expenses	(3,302)
Decrease in payable for investments purchased	(11,571,074)
Increase in loan interest payable	365,616
Decrease in management fee payable and accrued expenses and other liabilities	(3,715)
Increase in deferred directors’ fees	3,200

Total adjustments	18,953,985

Net cash provided from operating activities	$7,445,070

See Notes to Financial Statements.

30

Notes to Financial Statements

(Unaudited)

Prudential Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was incorporated as a Maryland corporation on November 14, 2011. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the

Prudential Short Duration High Yield Fund, Inc.	31

Notes to Financial Statements

(Unaudited) continued

NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads,

32

interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(a)(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of

Prudential Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements

(Unaudited) continued

the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in

34

exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects

Prudential Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements

(Unaudited) continued

the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to

36

the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of November 30, 2015, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower.

The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Prudential Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements

(Unaudited) continued

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common

38

Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Organization and Offering Costs: PI paid all of the Fund’s organizational costs and such amount of the Fund’s offering costs (other than sales load) that exceeded $0.04 per share of common stock. Organizational costs were expensed by the Fund as incurred.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PI pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses. On January 4, 2016, PIM was renamed PGIM, Inc.

Prudential Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements

(Unaudited) continued

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the six months ended November 30, 2015, aggregated $203,076,132 and $191,124,711, respectively.

Note 5. Distributions and Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of November 30, 2015 were as follows:

Tax Basis	$778,247,503

Appreciation	1,570,584
Depreciation	(42,951,497)

Net Unrealized Depreciation	$(41,380,913)

40

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2015 of approximately $18,399,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

In accordance with the provision of Subchapter M of the Internal Revenue Code and the excise tax requirements, the Fund elected to treat post-October capital losses of approximately $12,017,000 as having been incurred in the following fiscal year (May 31, 2016).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of November 30, 2015, Prudential owned 7,048 shares of the Fund.

For the six months ended November 30, 2015, the Fund did not issue shares in connection with the Fund’s dividend reinvestment plan.

On June 13, 2012, an additional 2,575,000 shares were issued in connection with the exercise of the underwriters over-allotment option. An amount of $49,182,500 (net of sales load of $2,317,500) was received pursuant to this allotment. An amount of $103,000 ($0.04 per share of the common stock) was used to offset any offering costs as described in Note 1 of the Notes to the Financial Statements.

During the period ended May 31, 2012, the Fund issued 30,500,000 shares of common stock in its initial public offering. These shares were all issued at $20.00 per share before a sales load of $0.90 per share. Offering costs of $1,220,000

Prudential Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements

(Unaudited) continued

(representing $0.04 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par.

Note 7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $300 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and meet its general cash flow requirements.

During the six months ended November 30, 2015, the Fund utilized the credit facility and had an average daily outstanding loan balance of $203,907,104 during the 183 day period that the facility was utilized, at an average interest rate of 1.06%. The maximum amount of loan outstanding during the period was $210,000,000. There was a balance of $200,000,000 outstanding at November 30, 2015.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the re-hypothecation of portfolio securities. Such earnings are disclosed in the statement of operations under Other Income.

42

Note 8. Subsequent Event

Dividends and Distributions: On November 24, 2015 the Fund declared monthly dividends of $0.11 per share payable on December 31, 2015, January 11, 2016 and February 29, 2016, respectively, to shareholders of record on December 18, 2015, December 30, 2015 and February 19, 2016, respectively. The ex-dividend dates were December 16, 2015, December 28, 2015 and February 17, 2016, respectively.

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Short Duration High Yield Fund, Inc.	43

Financial Highlights

(Unaudited)

	Six Months Ended November 30,		Year Ended May 31,						April 30, 2012(a) through May 31,
	2015(b)		2015(b)		2014(b)		2013(b)		2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.84		$18.82		$19.18		$18.75		$19.10	*
Income (loss) from investment operations:
Net investment income	.55		1.20		1.22		1.24		.07
Net realized and unrealized gain (loss) on investment transactions	(.90)		(.59)		.02		.74		(.38)
Total from investment operations	(.35)		.61		1.24		1.98		(.31)
Less Dividends:
Dividends from net investment income	(.70)		(1.59)		(1.60)		(1.57)		-
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	-		-		-		-	(g)	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option (Note 6)	-		-		-		.02		-
Total of share transactions	-		-		-		.02		(.04)
Net asset value, end of period	$16.79		$17.84		$18.82		$19.18		$18.75
Market price, end of period	$14.38		$15.75		$17.84		$19.45		$20.09
Total Return(c):	(4.34)%		(2.92)%		.24%		4.97%		.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$558,460		$593,165		$626,021		$637,704		$571,884
Average net assets (000)	$574,513		$602,489		$630,017		$635,754		$576,384
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.53%	(e)(f)	1.58%	(e)	1.52%	(e)	1.47%	(e)	1.16%	(e)(f)
Expenses before waivers and/or expense reimbursement	1.53%	(e)(f)	1.58%	(e)	1.52%	(e)	1.53%	(e)	1.20%	(e)(f)
Net investment income	6.43%	(f)	6.60%		6.45%		6.45%		4.20%	(f)
Portfolio turnover rate	25%	(h)	58%		75%		74%		12%	(h)
Asset coverage	379%		439%		363%		405%		524%
Total debt outstanding at period-end (000)	$200,000		$175,000		$238,000		$209,000		$135,000

* Initial public offering price of $20.00 per share less sales load of $.90 per share.

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Includes interest expense of ..38% for the six months ended November 30, 2015, .41% for the year ended May 31, 2015, .36% for the year ended May 31, 2014, .35% for the year ended May 31, 2013 and .08% for the period ended May 31, 2012.

(f) Annualized.

(g) Less than $.005 per share.

(h) Not annualized.

See Notes to Financial Statements.

44

Other Information

(Unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of

Prudential Short Duration High Yield Fund, Inc.	45

Other Information

(Unaudited) continued

Common Stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of

46

Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and

Prudential Short Duration High Yield Fund, Inc.	47

Other Information

(Unaudited) continued

a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

48

Approval of Advisory Agreements (Unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration High Yield Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Dryden Investment Committee. Each committee is chaired by an Independent Director.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”)1. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and PGIM, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Note: Effective January 4, 2016, PIM changed its name to PGIM, Inc.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PGIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PGIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PGIM, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PGIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PGIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PGIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PGIM

The Board considered potential ancillary benefits that might be received by PI and PGIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PGIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2014. The Board considered that the Fund commenced operations on April 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended May 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe (the Lipper Closed End High Yield Leveraged Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index for the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund’s performance record to develop and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *     *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Fund, Inc.

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This notice is being provided to customers and former customers of the Prudential companies listed below. If we acquire a company prior to delivery of the next annual notice, we may share your information with the acquired company in the same manner as other Prudential companies described in this notice.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); PRIAC Variable Contract Account A; CG Variable Annuity Account I & II (Connecticut General); Pruco Insurance Company of Iowa; All insurance company separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; MC Insurance Agency Services, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; Prudential Investment Management, Inc.;

Prudential Investment Management Services LLC; Prudential Investments LLC; Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

The Asia Pacific Fund, Inc.; Prudential Investments Mutual Funds; Prudential Capital Partners, L.P.; Target Asset Allocation Funds; The Target Portfolio Trust; Advanced Series Trust; The Prudential Series Fund; Private Placement Trust Investors, LLC; All funds that include the following names: Prudential, PCP, or PCEP

Vermont Residents: We will comply with Vermont law when sharing information we collect from or about Vermont residents. Consequently, we will automatically treat all customers who are Vermont residents as having told us not to share their personal information for marketing purposes and not to share consumer report information.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy 0019 Ed. 1/2016 D6021

■ MAIL	■ MAIL (OVERNIGHT)	■ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
■ WEBSITE
www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM, Inc.	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	74442F107

PICE1000E2    0287138-00001-00

Item 2 –	Code of Ethics – Not required, as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 19, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	January 19, 2016